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EXHIBIT 10.10

                           REID ANDERSON
                      207 - 1425 Marine Drive
                  West Vancouver, British Columbia
                              V7T 1B9



November 6, 2000


Ardent Mines Limited
Suite 1160 - 1040 West Georgia Street
Vancouver, B.C. V6E 4H1

Dear Sirs:

RE: Sun Claim

I, Reid Anderson, hold in trust for Ardent Mines Limited a 100% undivided interest in the following claims located in the Greenwood Mining Division:

Claim          Number         Record         Expiry
Number         of Units       Number         Date

Sun 100             1         380258         September 11/01
Sun 200             1         380259         September 11/01
Sun 300             1         380260         September 11/01
Sun 400             1         380261         September 11/01
Sun 500             1         380262         September 11/01
Sun 600             1         380263         September 11/01
Sun 700             1         380264         September 11/01
Sun 800             1         380265         September 11/01

I will deliver full title on demand to Ardent Mines Limited for as long as the claims are in good standing with the Province of British
Columbia.

Yours truly,

/s/ Reid Anderson
Reid Anderson, President